1996 ANNUAL REPORT

IDS Equity Select Fund
(prospectus enclosed)

(Icon of) three pine trees

The goals of IDS Equity Select Fund, Inc. are growth of capital and income. The Fund invests primarily in moderate growth stocks, higher yielding equities and debt securities.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

AMERICAN
EXPRESS
Financial
Advisors

Distributed by American Express Financial Advisors Inc.

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PAGE 2

(Icon of) three pine trees

Budding blue chips

When most people think of stocks, they tend to focus on the notable names in American business -- the blue chips, as they're known.
But there's another group of companies that, though smaller and less well-known, boast impressive business histories. These mid-size companies, which we call "budding blue chips," are the foundation of Equity Select Fund. Often, they enjoy a dominant position in their business. For an investor, this means an opportunity to participate in the growth that's likely for these companies and the potential for rising stock prices.


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PAGE 3

Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1996 annual report

From the president                                   4
From the portfolio manager                           4
The Fund's ten largest holdings                      6
Making the most of the Fund                          7
The Fund's long-term performance                     8
Independent auditors' report                         9
Financial statements                                10
Notes to financial statements                       13
Investments in securities                           23
IDS mutual funds                                    26
Federal income tax information                      30

1996 prospectus

The Fund in brief                                  3p
Goals                                              3p
Investment policies and risks                      3p
Manager and distributor                            3p
Portfolio manager                                  3p
Alternative purchase arrangements                  3p

Sales charge and Fund expenses                     4p

Performance                                        6p
Financial highlights                               6p
Total returns                                      8p

Investment policies and risks                     10p
Facts about investments and their risks           10p
Alternative investment option                     16p
Valuing Fund shares                               17p

How to purchase, exchange or redeem shares        18p
Alternative purchase arrangements                 18p
How to purchase shares                            20p
How to exchange shares                            23p
How to redeem shares                              24p
Reductions and waivers of the sales charge        29p

Special shareholder services                      34p
Services                                          34p
Quick telephone reference                         34p

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PAGE 4
Distributions and taxes                           35p
Dividend and capital gain distributions           35p
Reinvestments                                     36p
Taxes                                             36p
How to determine the correct TIN                  38p

How the Fund is organized                         39p
Shares                                            39p
Voting rights                                     39p
Shareholder meetings                              39p
Board members and officers                        39p
Investment manager                                41p
Administrator and transfer agent                  42p
Distributor                                       42p

About American Express Financial Corporation      44p
General information                               44p

Appendix                                          45p
Descriptions of derivative instruments            45p

(This annual report is not part of the prospectus)
PAGE 5

To our shareholders

(photo of) William R. Pearce, President of the Fund

(photo of) Joseph M. Barsky, Portfolio manager

From the president

If you're an experienced investor, you know that the past two years have been unusually strong ones in many worldwide financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines-whether they're brief or long-lasting, moderate or substantial-are always a possibility.

That fact reinforces the need for investors to periodically review their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

William R. Pearce

From the portfolio manager

A favorable investment environment and sharp stock selection resulted in a highly productive fiscal year for IDS Equity Select Fund. For the 12 months-December 1995 through November 1996-investors in Class A shares realized a total return of 29.5%. The gain exceeded that of the stock market as a whole, as measured by the Standard & Poor's 500 stock index, and unmanaged group of stocks commonly used as a proxy for overall market performance. (A substantial portion of the Fund's return for the fiscal year came in the form of a capital gain, which was paid to shareholders in December 1995 and reduced the Fund's net asset value by a like amount at that time.)

Stocks respond to
good fundamentals

The stock market displayed remarkable vigor at times over the past 12 months, as it continued to enjoy support from positive fundamentals: moderate but steady economic growth, a low inflation rate, low long-term interest rates and generally healthy corporate profits. Stocks' strongest advances came in January/February and September through November, the latter move more than making up for a modest mid-summer slump.

The Fund's performance was quite consistent during the fiscal year, as it recorded gains in 10 of the 12 months. To the Fund's benefit, mid-size stocks, which had lagged the gains of larger, blue-chip issues for much of the previous two years, began to gather some momentum as the period progressed. Still, it was important to own the right stocks, as the market was highly selective about which issues would be rewarded.

A wide range of winners

Looking at the Fund's major areas of investment, financial services stocks, including those of banks and insurance companies, were strong contributors to performance much of the year, while retailing stocks generated good gains early in the period. Industrials, a substantial and long-time core group in the portfolio that includes building material, machinery, metal, paper and chemical producers, provided less generous but overall positive results. Although not large portions of the portfolio, stocks of technology and energy-related companies were often very strong performers for the Fund. Also enhancing performance was the low level of cash reserves in the portfolio (about 5% or less of assets), which proved to be a good strategy given the far-better returns available from most stock investments.

As for the current fiscal year, I expect companies with above-average revenue growth to have an advantage, especially if the economy shows signs of strengthening. Based on that, I have begun to emphasize investments in so-called "cyclical" companies, including railroads and metal producers. While it seems unlikely that the stock market will be able to repeat its powerful performance in each of the past two year, barring a major negative turn in the investment environment, I think good stock selection can continue to yield positive results. In the meantime, I look forward to updating you on the Fund's progress six months from now.

Joseph M. Barsky

Class A
12-month performance
(All figures per share)

Net asset value (NAV)
Nov. 30, 1996               $14.71
Nov. 30, 1995               $12.35
Increase                    $ 2.36

Distributions
Dec. 1, 1995 - Nov. 30, 1996
From income                 $ 0.06
From capital gains          $ 0.95
Total distribution          $ 1.01

Total Return*               +29.5%**

Class B
12-month performance
(all figures per share)

Net asset value (NAV)
Nov. 30, 1996               $14.63
Nov. 30, 1995               $12.31
Increase                    $ 2.32
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PAGE 7
Distributions
Dec. 1, 1995 - Nov. 30, 1996
From income                 $ ---
From capital gains          $ 0.95
Total distribution          $ 0.95

Total Return*               +28.6%**

Class Y
12-month performance
(all figures per share)

Net asset value (NAV)
Nov. 30, 1996               $14.72
Nov. 30, 1995               $12.35
Increase                    $ 2.37

Distributions
Dec. 1, 1995 - Nov. 30, 1996
From income                 $ 0.08
From capital gains          $ 0.95
Total distribution          $ 1.03

Total Return*               +29.8%**

*The prospectus discusses the effect of sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

(This annual report is not part of the prospectus.)

PAGE 8

IDS Equity Select Fund, Inc.

The Fund's ten largest holdings
The ten holdings listed here make up 19.46% of the Fund's net assets

                                                                Percent                    Value
                                                 (of Fund's net assets)    (as of Nov. 30, 1996)
Tyco Intl                                                             2.40%          $20,531,250
A diverse, New England-based producer of packaging, cable
manufacturing, fire extinguishing systems, alarms and controls, and simple electronic parts.

ACE                                                                   2.37            20,256,250
A diversified insurance company. Its primary business is insuring asset, liability and reassurance.

Sherwin-Williams                                                      2.16            18,443,750
A leading producer and marketer of consumer and industrial paints and coatings.

Illinois Tool Works                                                   2.01            17,150,000
A highly-regarded industrial manufacturer, with a broad,
leading-edge base of capital goods and consumer component products.

Crown Cork & Seal                                                     1.86            15,900,000
A leading producer of packaging materials, including metal cans and plastic containers.

SmithKline Beecham ADR                                                1.82            15,496,875
One of the worlds largest pharmaceutical and health-care companies, providing a wide range of prescription, over-the-counter drugs and clinical laboratory services.

Harcourt General                                                      1.76            15,021,875
A publishing company with specialty retailing through its ownership of Neiman Marcus and Bergdorf Goodman. The company also has
operations in career transition and related professional services.

Pep Boys-Manny Moe & Jack                                             1.72            14,650,000
Engaged principally in the retail sale of automotive parts and accessories, automotive maintenance and service, and the
installation of parts sold through its 500 chain stores.

Solectron                                                             1.71            14,625,000
An independent provider of customized manufacturing services to electronics original equipment manufacturers. This company provides a wide variety of pre-manufacturing, manufacturing and post-
manufacturing services.

ConAgra                                                               1.65            14,078,125
This company is engaged in a variety of basic food businesses, feed and fertilizer, grain processing, merchandising and
agricultural chemicals.

PAGE 9
Making the most of the Fund

Build you assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging - a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00 XXXXX
Feb          100          18            5.56 XXXXXx
March        100          17            5.88 XXXXXx
April        100          15            6.67 XXXXXXx
May          100          16            6.25 XXXXXXx
June         100          18            5.56 XXXXXx
July         100          17            5.88 XXXXXx
Aug          100          19            5.26 XXXXXx
Sept         100          21            4.76 XXXXx
Oct          100          20            5.00 XXXXX

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

PAGE 10
The Fund's long-term performance

How your $10,000 has grown in IDS Equity Select Fund

                                                            34,988
$30,000                                                     Equity
                                                S&P 500     Select
                                                Stock Index   Fund
                                                           Class A
$20,000                Lipper Growth & Income
                                   Fund Index


$9,500

'86   '87   '88   '89   '90   '91    '92    '93    '94    '95   '96

Average annual total return
(as of Nov. 30, 1996)

               1 year     Since Inception     5 years     10 years

Class A        +23.07%    __%                 +14.83%      +13.32%
Class B*       +24.64%    +26.59%             __%          __%
Class Y*       +29.75%    +29.72%             __%          __%

*Inception date was March 20, 1995.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Growth & Income Fund Index. In comparing Equity Select Fund (Class
A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. Class B and Class Y are not shown. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. If you were actually to buy either individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the deduction of the maximum 5% sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Assumes: Holding period from 12/1/86 to 11/30/96. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund, with a value of $20,347. Also see "Performance" in the Fund's current prospectus.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

PAGE 11
Lipper Growth and Income Fund Index, an unmanaged index, published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Independent auditors' report

The board and shareholders
IDS Equity Select Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Equity Select Fund, Inc. as of November 30, 1996, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period ended November 30, 1996. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Equity Select Fund, Inc. at November 30, 1996, and the results of its operations, changes in its net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 3, 1997

                          Financial statements
                          Statement of assets and liabilities
                          IDS Equity Select Fund,Inc.
                          Nov. 30, 1996

                          Assets

Investments in securities, at value (Note 1)
   (identified cost $610,954,407)                          $874,981,696
Cash in bank on demand deposit                                1,668,110
Dividends and accrued interest receivable                       882,275
Receivable for investment securities sold                     1,969,548
Unrealized appreciation on foreign currency contracts
held, at value (Notes 1 and 4)                                    2,380
U.S. government securities held as collateral (Note 5)        7,437,647

Total assets                                               $886,941,656

                          Liabilities

Payable for investment securities purchased                   8,745,540
Payable upon return of securities loaned (Note 5)            24,063,647
Accrued investment management services fee                       50,219
Accrued distribution fee                                            743
Accrued service fee                                               8,138
Accrued transfer agency fee                                       6,266
Accrued administrative services fee                               1,771
Other accrued expenses                                          105,672

Total liabilities                                            32,981,996

Net assets applicable to outstanding capital stock         $853,959,660

                          Represented by

Capital stock -- authorized 10,000,000,000 shares of
$.01 par value                                            $     580,439
Additional paid-in-capital                                  480,184,271
Undistributed net investment income                             681,392
Accumulated net realized gain (Note 1)                      108,487,236
Unrealized appreciation of investments and on
     translation of assets and liabilities in foreign
     currencies                                             264,026,322

Total -- representing net assets applicable to
outstanding capital stock                                  $853,959,660

Net assets applicable to outstanding shares:
                                 Class A                   $832,367,450
                                 Class B                   $ 18,265,190
                                 Class Y                   $  3,327,020
Net asset value per share of outstanding capital stock:
                                 Class A shares 56,569,496 $      14.71
                                 Class B shares  1,248,377 $      14.63
                                 Class Y shares    226,033 $      14.72

See accompanying notes to financial statements.

                             Statement of operations
                             IDS Equity Select Fund, Inc.
                             Year ended Nov. 30, 1996

                             Investment income
Income:
Dividends (net of foreign taxes withheld of $42,327)     $    8,668,166
Interest                                                      1,692,320

Total income                                                 10,360,486

Expenses (Note 2):
Investment management services fee                            4,015,412
Distribution fee -- Class B                                      62,234
Transfer agency fee                                             657,873
Incremental transfer agency fee -- Class B                        1,182
Service fee
   Class A                                                    1,233,669
   Class B                                                       14,516
Administrative services fee                                     283,330
Compensation of board members                                     4,923
Compensation of officers                                          6,586
Custodian fees                                                   67,247
Postage                                                          29,510
Registration fees                                                48,845
Reports to shareholders                                          21,392
Audit fees                                                       24,250
Administrative                                                    5,292
Other                                                             4,437

Total expenses                                                6,480,698
   Earnings credits on cash balances (Note 2)                   (11,728)

Total net expenses                                            6,468,970

Investment income -- net                                      3,891,516

                             Realized and unrealized gain -- net

Net realized gain on security and foreign currency
     transactions (including loss of $2,984 from foreign
     currency transactions) (Note 3)                        108,411,004
Net change in unrealized appreciation or depreciation
     of investments and on translation of assets and
     liabilities in foreign currencies                       84,207,057

Net gain on investments and foreign currencies              192,618,061

Net increase in net assets resulting from operations       $196,509,577

See accompanying notes to financial statements.

                          Financial statements
                          Statements of changes in net assets
                          IDS Equity Select Fund, Inc.
                          Year ended Nov. 30,

                          Operations and distributions      1996         1995

Investment income -- net                           $   3,891,516  $ 5,846,941
Net realized gain on investments and foreign
currencies                                           108,411,004   51,890,316
Net change in unrealized appreciation or
    depreciation of investments and on translation
    of assets and liabilities in foreign currencies   84,207,057   91,992,076

Net increase in net assets resulting from operations 196,509,577  149,729,333

Distributions to shareholders from:
   Net investment income
     Class A                                          (3,834,204)  (6,443,371)
     Class B                                                (226)      (4,112)
     Class Y                                             (20,808)     (32,268)
   Net realized gain
     Class A                                         (51,429,889) (27,566,617)
     Class B                                            (273,902)         --
     Class Y                                            (215,425)         --

Total distributions                                  (55,774,454) (34,046,368)

                           Capital share transactions
(Note 6)

Proceeds from sales
   Class A shares (Note 2)                            33,397,264   23,789,273
   Class B shares                                     13,301,146    3,058,093
   Class Y shares                                        463,955    3,753,044
Reinvestment of distributions at net asset value
   Class A shares                                     52,201,141   32,178,616
   Class B shares                                        272,845        4,094
   Class Y shares                                        236,233       32,267
Payments for redemptions
   Class A shares                                   (65,523,965) (77,433,209)
   Class B shares (Note 2)                             (737,685)    (132,946)
   Class Y shares                                      (928,668)  (1,437,317)

Increase (decrease) in net assets from capital share
transactions                                         32,682,266  (16,188,085)

Total increase in net assets                        173,417,389   99,494,880

Net assets at beginning of year                     680,542,271  581,047,391

Net assets at end of year                          $853,959,660 $680,542,271
   (including undistributed net investment income of $681,392 and $686,538)

See accompanying notes to financial statements.

Notes to financial statements

IDS Equity Select Fund, Inc.
-----------------------------------------------------------------------
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests primarily in moderate growth stocks, higher yielding equities and debt securities. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.


Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net income has been decreased by $41,424 and accumulated net realized gain has been increased by $78,423 resulting in a net reclassification adjustment to decrease additional paid-in-capital by $36,999.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

-----------------------------------------------------------------------
2. Expenses and sales charges

Effective March 20, 1995, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, American
Express Financial Corporation (AEFC) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Growth and Income Fund Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $162,486 for the year ended Nov. 30, 1996.

Under  an   Administration   Services   Agreement,   the  Fund   pays  AEFC  for
administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:
o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $680,441 for Class A and $5,615 for Class B for the year ended Nov. 30, 1996. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended Nov. 30, 1996, the Fund's custodian and transfer agency fees were reduced by $11,728 as a result of earnings credits from overnight cash balances.

Prior to April 30, 1996, the Fund had a retirement plan for its independent board members. The plan was terminated on April 30, 1996. The retirement plan expense amounted to $4,923 for the period. The total liability for the plan is $21,129, which will be paid out at some future date.

-----------------------------------------------------------------------
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $458,199,701 and $469,121,870, respectively, for the year ended Nov. 30, 1996. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $103,970 for the year ended Nov. 30, 1996.
-----------------------------------------------------------------------
4. Foreign currency contracts


At Nov. 30, 1996, the Fund had entered into one foreign currency exchange contract that obligate the Fund to deliver currency at a specified future date. The unrealized appreciation (see Summary of significant accounting policies) on this contract is included in the accompanying financial statements. The terms of the open contract are as follows:

               Currency to   Currency   Unrealized
  Exchange    be delivered      to be appreciation
      date                   received
  -------------------------------------------------
  Dec. 2, 1996  2,653,020   1,969,548       $2,380
                 Canadian U.S. Dollar
                  Dollar

-----------------------------------------------------------------------
5. Lending of portfolio securities

At Nov. 30, 1996, securities valued at $23,578,124 were on loan to brokers. For collateral, the Fund received
$16,626,000 in cash and U.S. government securities valued at $7,437,647. Income from securities lending amounted to $85,177 for the year ended Nov. 30, 1996. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

-------------------------------------------------------------------
6. Capital share transactions

Transactions in shares of capital stock for the periods indicated are as follows:

                      Year ended Nov. 30, 1996
                         Class A     Class B    Class Y
---------------------------------------------------------------
Sold                   2,598,052   1,025,364     36,969
Issued for reinvested  4,499,539      23,715     20,329
   distributions
Redeemed              (5,154,984)    (57,140)   (73,661)
---------------------------------------------------------------
Net increase(decrease) 1,942,607     991,939    (16,363)
---------------------------------------------------------------

                      Year ended Nov. 30, 1995
                         Class A    Class B*    Class Y*
---------------------------------------------------------------
Sold                   2,198,887    267,313     358,846
Issued for reinvested  3,206,669        357       2,889
   distributions
Redeemed              (7,156,868)   (11,232)   (119,339)
---------------------------------------------------------------
Net increase(decrease)(1,751,312)   256,438     242,396
---------------------------------------------------------------
*Inception date was March 20, 1995.

-------------------------------------------------------------------
7. Financial highlights

"Financial highlights" showing per share data and selecting information is presented on pages 6 and 7 of the prospectus.

Investments in securities

IDS Equity Select Fund, Inc.                   (Percentages represent value of
Nov. 30, 1996                               investments compared to net assets)

--------------------------------------------------------------------------------

Common stocks (97.6%)

--------------------------------------------------------------------------------

Issuer                                                   Shares       Value (a)

--------------------------------------------------------------------------------
Aerospace & defense (3.7%)
Boeing                                                  110,000    $ 10,931,250
Thiokol                                                 200,000       9,200,000
United Technologies                                      85,000      11,921,250

                                                                    ------------
Total                                                                32,052,500

--------------------------------------------------------------------------------
Automotive & related (1.2%)
Danaher                                                 225,000      10,068,750

--------------------------------------------------------------------------------
Banks and savings & loans (4.0%)
First Union                                             165,000      12,601,875
KeyCorp                                                 200,000      10,475,000
Washington Mutual                                       250,000      10,875,000

                                                                    ------------
Total                                                                33,951,875

--------------------------------------------------------------------------------
Beverages & tobacco (1.4%)
Anheuser-Busch                                          275,000      11,653,125

--------------------------------------------------------------------------------
Building materials & construction (6.4%)
Clayton Homes                                           450,000       7,312,500
Lennar                                                  310,000       8,060,000
Sherwin-Williams                                        325,000      18,443,750
Tyco Intl                                               375,000      20,531,250

                                                                    ------------
Total                                                                54,347,500

--------------------------------------------------------------------------------
Chemicals (5.2%)
Betz Laboratories                                       225,000      13,021,875
Hanna (MA)                                              450,000       9,506,250
Pall                                                    375,000       9,796,875
Praxair                                                 250,000      12,156,250

                                                                    ------------
Total                                                                44,481,250

--------------------------------------------------------------------------------
Communications equipment & services (1.7%)
ADC Telecommunications                                  240,000 (b)   8,700,000
Andrew                                                  100,000 (b,d) 5,787,500

                                                                    ------------
Total                                                                14,487,500

--------------------------------------------------------------------------------
Computers & office equipment (9.3%)
Ceridian                                                175,000 (b)   8,421,875
Cisco Systems                                           150,000 (b)  10,181,250
Compaq Computer                                         125,000 (b)   9,906,250
Computer Associates Intl                                125,000       8,218,750
Hewlett-Packard                                          79,900       4,304,613
Manugistics Group                                       200,000 (b)   7,450,000
Parametric Technology                                   225,000 (b)  12,234,375
Sabre Group Holdings                                    150,000 (b)   4,387,500
Solectron                                               250,000 (b)  14,625,000

                                                                    ------------
Total                                                                79,729,613

--------------------------------------------------------------------------------
Electronics (1.8%)
Adaptec                                                 350,000 (b)  13,037,500
Molex                                                    50,000       1,950,000

                                                                    ------------
Total                                                                14,987,500

--------------------------------------------------------------------------------
Energy (3.1%)
Enron Oil & Gas                                         350,000       9,318,750
Tosco                                                   175,000      13,321,875
Union Pacific Resources Group                           125,000       3,734,375

                                                                    ------------
Total                                                                26,375,000

--------------------------------------------------------------------------------
Energy equipment & services (2.8%)
Fluor                                                   200,000      13,600,000
Transocean Offshore                                     175,000      10,543,750

                                                                    ------------
Total                                                                24,143,750

--------------------------------------------------------------------------------
Financial services (0.9%)
Morgan Stanley                                          125,000       7,515,625

--------------------------------------------------------------------------------
Food (4.3%)
ConAgra                                                 265,000      14,078,125
Pioneer Hi-Bred Intl                                    155,000      10,811,250
Sysco                                                   350,000      11,943,750

                                                                    ------------
Total                                                                36,833,125

--------------------------------------------------------------------------------
Health care (5.6%)
American Home Products                                  150,000       9,637,500
Amgen                                                   125,000 (b)   7,609,375
Baxter Intl                                             200,000       8,500,000
Guidant                                                 175,000       9,253,125
Merck                                                   150,000      12,450,000

                                                                    ------------
Total                                                                47,450,000

--------------------------------------------------------------------------------
Health care services (1.3%)
Tenet Healthcare                                        500,000      11,187,500

--------------------------------------------------------------------------------
Household products (0.3%)
Dial                                                    200,000       2,825,000

--------------------------------------------------------------------------------
Industrial equipment & services (6.2%)
AGCO                                                    250,000       6,968,750
Deere                                                   225,000      10,040,625
Illinois Tool Works                                     200,000      17,150,000
Teleflex                                                200,000       9,900,000
USA Waste Service                                       275,000 (b)   8,868,750

                                                                    ------------
Total                                                                52,928,125

--------------------------------------------------------------------------------
Industrial transportation (1.6%)
Burlington Northern Santa Fe                             75,000       6,740,625
Union Pacific                                           125,000       7,281,250

                                                                    ------------
Total                                                                14,021,875

--------------------------------------------------------------------------------
Insurance (5.9%)
ACE                                                     350,000      20,256,250
Progressive Corp Ohio                                   150,000      10,462,500
TIG Holdings                                            300,000       9,150,000
UNUM                                                    147,400      10,483,825

                                                                    ------------
Total                                                                50,352,575

--------------------------------------------------------------------------------
Leisure time & entertainment (1.1%)
Carnival Cl A                                           300,000       9,487,500

--------------------------------------------------------------------------------
Media (3.9%)
Belo (AH) Cl A                                          225,000       8,690,625
Gannett                                                  75,000       5,887,500
Harcourt General                                        275,000      15,021,875
Time Warner                                             100,000       4,075,000

                                                                    ------------
Total                                                                33,675,000

--------------------------------------------------------------------------------
Metals (4.1%)
Martin Marietta Materials                               500,000      11,750,000
Phelps Dodge                                             30,000       2,178,750
Reynolds Metals                                          50,000       2,975,000
UCAR Intl                                               200,000 (b)   7,575,000
Worthington Inds                                        550,000      10,931,250

                                                                    ------------
Total                                                                35,410,000

--------------------------------------------------------------------------------
Multi-industry conglomerates (2.8%)
Emerson Electric                                        135,000      13,246,875
Westinghouse Electric                                   550,000 (d)  10,312,500

                                                                    ------------
Total                                                                23,559,375

--------------------------------------------------------------------------------
Paper & packaging (1.9%)
Crown Cork & Seal                                       300,000      15,900,000

--------------------------------------------------------------------------------
Retail (10.8%)
American Stores                                         225,000       8,971,875
Federated Dept Stores                                   325,000 (b)  11,090,625
Home Depot                                              100,000       5,212,500
Kohl's                                                  275,000 (b)  10,965,625
Lands' End                                              300,000 (b)   8,212,500
Pep Boys--Manny, Moe & Jack                             400,000      14,650,000
Revco DS                                                300,000 (b)  10,350,000
Richfood Holdings                                       277,500       7,215,000
Safeway                                                 275,000 (b,d)11,171,875
United Auto Group                                       175,000 (b)   4,046,875

                                                                    ------------
Total                                                                91,886,875

--------------------------------------------------------------------------------
Textiles & apparel (1.6%)
Nike Cl B                                               100,000       5,687,500
Unifi                                                   275,000       8,353,125

                                                                    ------------
Total                                                                14,040,625

--------------------------------------------------------------------------------
Foreign (4.7%) (c)
Baan                                                    135,000 (b)   4,809,375
Renaissance Energy                                      271,000 (b)   9,625,104
Schlumberger                                            100,000      10,400,000
SmithKline Beecham ADR                                  225,000      15,496,875

                                                                    ------------
Total                                                                40,331,354

--------------------------------------------------------------------------------
Total common stocks
(Cost: $569,655,627)                                               $833,682,917

--------------------------------------------------------------------------------

Short-term securities (4.8%)

--------------------------------------------------------------------------------

Issuer                                  Annualized       Amount       Value (a)
                                          yield on   payable at
                                           date of     maturity
                                          purchase
--------------------------------------------------------------------------------
U.S. government agencies (0.2%)
Federal Home Loan Mtge Corp Disc Nts
  12-11-96                                     5.24%    100,000       $  99,841
  12-12-96                                     5.23   1,600,000       1,597,216

                                                                    ------------
Total                                                                 1,697,057

--------------------------------------------------------------------------------
Commerical paper (4.6%)
CAFCO
  12-04-96                                     5.28   3,500,000       3,497,958
Cargill
  12-06-96                                     5.26   3,500,000       3,496,943
Ciesco LP
  12-05-96                                     5.27     600,000         599,563
  12-23-96                                     5.27   4,300,000       4,285,577
Dean Witter
  01-07-97                                     5.35   3,500,000       3,480,346
Gateway Fuel
  12-09-96                                     5.27   5,500,000       5,492,795
Paccar
  12-02-96                                     5.27   1,800,000       1,799,475
  12-10-96                                     5.31   2,193,000       2,189,771
  12-30-96                                     5.29   5,500,000       5,475,846
Reed Elsevier
  12-06-96                                     5.28   1,000,000 (e)     999,123
St. Paul Companies
  12-09-96                                     5.27   4,000,000 (e)   3,994,760
Sandoz
  12-06-96                                     5.27   1,100,000 (e)   1,099,038
SmithKline Beecham
  12-23-96                                     5.30   2,700,000       2,690,892
Transamerica Financial
  12-05-96                                     5.27     500,000         499,635

                                                                    ------------
Total                                                                39,601,722

--------------------------------------------------------------------------------
Total short-term securities
(Cost: $41,298,780)                                                $ 41,298,779

--------------------------------------------------------------------------------
Total investments in securities
(Cost: $610,954,407) (f)                                           $874,981,696

--------------------------------------------------------------------------------
Notes to investments in securities

--------------------------------------------------------------------------------
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars.
(d) Security is partially or fully on loan. See Note 4 to the financial statements.
(e) Commercial paper sold within terms of a private placement memorandum, exempt under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(f) At Nov. 30, 1996, the cost of securities for federal income tax purposes was $610,954,407 and the aggregate gross unrealized appreciation and depreciation

Unrealized appreciation                             $265,691,143
Unrealized depreciation                              (1,663,854)
                                                    ------------
Net unrealized appreciation                         $264,027,289

PAGE 12
IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale holding two worlds

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

PAGE 13
IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) office building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

PAGE 14
IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

PAGE 15
IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily of high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 16
IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head enclosed

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes.
Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column enclosed

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

PAGE 17
IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with a tree enclosed

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE 18
Federal income tax information

IDS Equity Select Fund, Inc.


The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year.
Some of the dividends listed below were reported to you on Form 1099-DIV, Dividends and Distributions, last January. Dividends paid to you since the end of last year will be reported to you on a tax statement sent next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS Equity Select Fund, Inc.
Fiscal year ended Nov. 30, 1996

Class A
Income distributions
taxable as dividend income, 40.33% qualifying for deduction by corporations.

Payable date                     Per share

Dec. 28, 1995                     $0.01802
March 29, 1996                     0.01207
June 28, 1996                      0.01746
Sept. 27, 1996                     0.02032

Total                             $0.06787

Capital gain distribution
taxable for long-term capital gain.

Payable date                     Per share

Dec. 28, 1995                     $0.94550

Total distributions               $1.01337

The distribution of $0.96352 per share, payable
Dec. 28, 1995, consisted of $0.01802 from net investment income and $0.94550 from net long-term capital gains.

Class B
Income distributions
taxable as dividend income, 40.33% qualifying for deductions by corporations.

Payable date                     Per share

Dec. 28, 1995                     $0.00078

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PAGE 19
Capital gain distribution
taxable for long-term capital gain.

Payable date                     Per share

Dec. 28, 1995                     $0.94550

Total distributions               $0.94628

The distribution of $0.94628 per share, payable
Dec. 28, 1995, consisted of $0.00078 from net investment income and $0.94550 from net long-term capital gains.

Class Y
Income distributions
taxable as dividend income, 40.33% qualifying for deduction by corporations.

Payable date                     Per share

Dec. 28, 1995                     $0.02323
March 29, 1996                     0.01720
June 28, 1996                      0.02286
Sept. 27, 1996                     0.02573

Total                             $0.08902

Capital gain distribution
taxable for long-term capital gain.

Payable date                     Per share

Dec. 28, 1995                     $0.94550

Total distributions               $1.03452

The distribution of $0.96873 per share, payable
Dec. 28, 1995, consisted of $0.02323 from net investment income and $0.94550 from net long-term capital gains.

PAGE 20
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
Financial
Advisors


IDS Equity Select Fund
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 21
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue strip
                                         at the top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report.                       parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.